EXHIBIT 10.2

                             CONTRACT AFFIRMATION

I, Michael Ghazarian, Managing Director of Digital Vehicle Security in London, UK, hereby reaffirm the Agreement incorporated herein by reference duly executed by me between my Company, Digital Vehicle Security and Alcohol Sensors International, Ltd. on October 21, 1993 in its entirety including the attached Purchase Requirements incorporated into said agreement by reference, giving it full force and effect immediately upon my execution of this affirmation. I hereby warrant and represent that I have full power and authority to bind Digital Vehicle Security and reaffirm said Agreement.


Accepted and Agreed:

DIGITAL VEHICLE SECURITY

By:      ____________________________________
         Michael Ghazarian, Managing Director


Dated:   _________________________          Notary:____________________________



I, Robert B. Whitney, President and Chief Executive Officer of Alcohol Sensors International, Ltd. in New York, USA, hereby reaffirm the Agreement incorporated herein by reference duly executed by me between my Company, Alcohol Sensors International, Ltd. and Digital Vehicle Security on October 21, 1993 in its entirety including the attached Purchase Requirements incorporated into said agreement by reference, giving it full force and effect immediately upon my execution of this affirmation. I hereby warrant and represent that I have full power and authority to bind Alcohol Sensors International, Ltd. and reaffirm said Agreement.


Accepted and Agreed:

ALCOHOL SENSORS INTERNATIONAL, LTD.

By:      ____________________________
         Robert B. Whitney
         President/Chief Executive Officer


Dated:   ___________________________                 Notary:___________________

                             PURCHASE REQUIREMENTS


              U.K. During Life Of Distribution Agreement Between
                         Digital Auto Security Systems
                                      And
                      Alcohol Sensors International, Ltd.



*1 Unit = 1 Sens-O-Lock Device


1996                                                      1997
----                                                      ----

June - October          -   1,500 Units                   January - December    - 60,000 Units
November                -   2,000 Units
December                -   2,000 Units                        1st Quarter     -      7,500 Units
                                                               2nd Quarter     -     12,500 Units
                                                               3rd Quarter     -     15,000 Units
                                                               4th Quarter     -     25,000 Units


1998                                                      1999
----                                                      ----

January - December      - 250,000 Units                   January - December    -    350,000 Units

       1st Quarter      -   35,000 Units                       1st Quarter     -     60,000 Units
       2nd Quarter      -   50,000 Units                       2nd Quarter     -     75,000 Units
       3rd Quarter      -   70,000 Units                       3rd Quarter     -     95,000 Units
       4th Quarter      -   95,000 Units                       4th Quarter     -    120,000 Units



2000                                                      2001
----                                                      ----

January - December      -  450,000 Units                  January - December     -   500,000 Units

       1st Quarter      -   85,000 Units                        1st Quarter      -    95,000 Units
       2nd Quarter      -  100,000 Units                        2nd Quarter      -   110,000 Units
       3rd Quarter      -  120,000 Units                        3rd Quarter      -   130,000 Units
       4th Quarter      -  145,000 Units                        4th Quarter      -   165,000 Units


                                                              TOTAL 1,615,500 UNITS



19